SCHEDULE OF RECONCILIATION OF EFFECTIVE TAX RATE (Details)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
PRC statutory tax rate	25.00%	25.00%	25.00%
Net impact of exemption and favorable tax rate rendered by local tax authorities
Foreign loss not recognized in PRC	7.00%	1.00%	2.00%
Permanent difference and others	(15.00%)	(2.00%)	(4.00%)
Change in valuation allowance	(25.00%)	(25.00%)	(25.00%)
Effective tax rate	(8.00%)	(1.00%)	(2.00%)